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                                                                      EXHIBIT 10


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
American Fidelity Assurance Company:


We consent to the use of our reports included herein and the reference to our firm under the heading "Custodian and Independent Accountants" in the Statement of Additional Information.

                                                  /s/ KPMG LLP

Oklahoma City, Oklahoma
April 21, 2000